                               POWER OF ATTORNEY

      Know all by these presents, that the undersigned hereby constitutes and appoints each  of (i)  the General  Counsel of  Amneal Pharmaceuticals,  Inc., a
Delaware corporation (the "Company") and who is currently Stephen Manzano,  (ii)
the Company's Chief Financial Officer, who is currently Todd P. Branning,  (iii)
the Company's Vice  President, Transactions -  Legal, who is  currently Meredith
Cook, and  (iv) the  Company's Chief  Human Resources  Officer, who is currently
Nikita Shah, and their respective  successors (including anyone serving in  such capacities on an interim or acting  basis), signing singly, with full powers  of substitution, as the undersigned's true and lawful attorney-in-fact to:

  1.  prepare, execute in the undersigned's name and on the undersigned's behalf, and  submit to  the U.S.  Securities and  Exchange Commission (the
      "SEC") a Form  ID, including amendments  thereto, and any  other documents necessary  or  appropriate  to obtain  codes  and  passwords enabling  the undersigned to make electronic filings with the SEC of reports required by
      Section  16(a) of  the Securities  Exchange Act  of 1934  or any  rule or regulation of the SEC;

  2.  execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or  director of the Company, and/or  10% holder of the  Company's capital  stock, Forms  3, 4,  and 5  and any  amendments thereto in accordance with Section 16(a) of the Securities Exchange Act of
      1934 and the rules thereunder;

  3.  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3,  4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC  and any stock exchange or similar  authority;
      and

  4.  take any other action of any type whatsoever in connection with the foregoing  which,  in the  opinion  of such  attorney-in-fact,  may be  of benefit  to,  in  the  best  interest  of,  or  legally  required  by, the undersigned,  it  being understood  that  the documents  executed  by such attorney-in-fact on behalf  of the undersigned  pursuant to this  Power of
      Attorney shall be in such form and shall contain such terms and conditions
      as   such  attorney-in-fact   may  approve   in  such   attorney-in-fact's
      discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and  perform any and every  act and thing whatsoever  requisite, necessary, or proper to be done in the exercise of any of the rights and  powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present,  with full power of substitution  or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's substitute or substitutes, shall  lawfully do or cause to  be done  by virtue  of this  power of  attorney and  the rights  and powers  herein granted. The undersigned acknowledges  that the foregoing attorneys-in-fact,  in serving in such capacity  at the request of  the undersigned, are not  assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to  the undersigned's holdings of and transactions in securities issued by the  Company, unless earlier revoked by the undersigned  in a signed writing delivered to  the foregoing attorneys-in-fact.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of February, 2020.

                        /s/ Gautam Patel
                        -------------------------------
                        By: Gautam Patel